SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2020

iQSTEL Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55984	45-2808620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Aragon Avenue, Suite 375 Coral Gables, FL 33134	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 951-8191

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 18, 2020, we entered into a Memorandum of Understanding with Payment Virtual Mobile Solutions, LLC (“Virtual Mobile”). The agreement concerns the formation of a joint venture named “Global Money One, Inc.” to build a prepaid debit card service. Our equity position in the new company will be 75% and Virtual Mobile owners shall hold the remaining 25% of Global Money One, Inc.

Under the agreement, we will contribute to the joint venture by raising funds for the project, estimated between US$300,000 and $500,000. We are permitted to sell up to 24% of our equity position in Global Money One, Inc. to achieve this fundraising.

Virtual Mobile will be responsible for the execution, implementation, operations and management of the project, as the operating partner.

We have the right to appoint 3 board members and Virtual Mobile shall have the right to appoint 2 board members to Global Money One, Inc. The initial slate of directors and management is contained in the agreement. Our officers, Leandro Iglesias and Alvaro Cardona, shall serve as Chairman, Executive President and Director and Secretary of the Board, Chief Financial Officer and Director, respectively, of the joint venture.

The parties have reviewed the different business scenarios and forecasts and have decided to agree that Global Money One, Inc. shall have two Business Cases and Forecast over 5 years approved by the parties, the conservative Business Case and Forecast where the plan is to reach US$45,000,000.00 in revenues and US$14,000,000.00 of EBITDA, and optimistic Business Case where the plan is to reach US$128,000,000.00 in revenues and US$53,000,000.00 in EBITDA.

The foregoing description of the Memorandum of Understanding is not complete and is qualified in its entirety by reference to the text of such document, which is filed as Exhibit 10.1 hereto and which is incorporated herein by reference.

SECTION 8 – OTHER EVENTS

ITEM 8.01 OTHER EVENTS

On November 19, 2020, we issued a press release concerning the joint venture. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 8.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
2.1	Memorandum of Understanding, dated November 18, 2020
99.1	Press Release, dated November 19, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iQSTEL Inc.

/s/ Leandro Iglesias

Leandro Iglesias

Chief Executive Officer

Date November 19, 2020